ADVANCED SERIES TRUST

AST Large-Cap Core Portfolio

Supplement dated February 26, 2024, to the

Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust (the Trust) relating to the AST Large-Cap Core Portfolio (the Portfolio), and the Summary Prospectus relating to the Portfolio. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolio available under your variable contract, please refer to your contract prospectus.

Effective March 1, 2024, Mr. David Small will no longer be a portfolio manager of the Portfolio.

To reflect this change, effective immediately all references to Mr. Small in the Trust's Prospectus, SAI and the Summary Prospectus relating to the Portfolio are hereby amended by adding the following footnote with respect to Mr. Small:

* Effective March 1, 2024, Mr. David Small will no longer be a portfolio manager of the Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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